UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): October 31, 2003 (September 1,
2003)

                          COACH INDUSTRIES GROUP, INC.
             (Exact name of registrant as specified in its charter)

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                Nevada                     0-19471                        91-1942841
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer Identification No.)
 incorporation or organization)

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9600 W. Sample Road, Suite 505, Coral Springs, Florida                     33065
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

On September 1, 2003, as announced in our current report on Form 8-K filed on September 16, 2003, Commercial Transportation Manufacturing Corporation, a New York corporation specializing the manufacturing and selling of limousines, was merged into Coach Industries Group, Inc.

Coach Industries Group, Inc. files this amendment to the Form 8-K filed on September 16, 2003 and the amendment filed on October 31, 2003 to include the financial statements required by Item 7, pursuant to Item 7(a)(4), and the pro forma financial information required by Item 7, pursuant to Item 7(b)(2) and
Item 7(a)(4). The financial statements referred to above have been restated to account for the acquisition of the Commercial Transportation Manufacturing Corporation as a reverse merger.

(a)  Financial statements of business acquired.

Commercial Transportation Manufacturing Corporation Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the period January 8, 2003 (Inception) to September 1, 2003, together with the Report of the Independent Auditors, are filed as Exhibit 99.1 to this Form 8-K/A.

(b)  Pro Forma financial information

Unaudited Pro Forma Combined Financial Statements of Coach Industries Group, Inc. and Commercial Transportation Manufacturing Corp. are filed as Exhibit 99.2 to this Form 8-K/A.

(c)  Exhibits

     Exhibit No.  Description

      99.1. Commercial Transportation Manufacturing Corporation Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the period January 8, 2003 (inception) to September 1, 2003, together with the Report of the Independent Auditors.

      99.2        Unaudited  Pro Forma  Combined  Financial  Statements of Coach
                  Industries   Group,   Inc.   and   Commercial   Transportation
                  Manufacturing Corp.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 13, 2004           Coach Industries Group, Inc.
       ---------------           ----------------------------
                                 (Registrant)

                                 /s/  Francis O'Donnell
                                 ----------------------------
                                 Francis O'Donnell, Chief Executive Officer

                                 /s/  Susan Weisman
                                 ----------------------------
                                 Susan Weisman, Chief Accounting Officer

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                                  EXHIBIT 99.2
                                  ------------

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